Exhibit 99.1

200 Crossing Boulevard, Bridgewater, NJ 08807

Press Release:

Synchronoss Technologies Announces

Third Quarter Results

BRIDGEWATER, NJ — Nov. 7, 2018 — Synchronoss Technologies Inc. (NASDAQ: SNCR), a global leader and innovator in digital, cloud, messaging and IoT platforms and products, today announced financial results for the third quarter of 2018. The highlights include:

•                  Synchronoss delivers $83.3 million of revenue compared to $76.7 million in the second quarter, up 8.5% sequentially.

•                  Synchronoss drives $4.5 million of adjusted EBITDA, which includes a one-time expense of $4.9 million from a prior quarter. Normalized adjusted EBITDA for the third quarter was $9.4 million with an EBITDA margin of 11.2%.

•                  Synchronoss cash flow provided by operations during the quarter was $10.7 million.

•                  Synchronoss is on track to achieve $20 million of annualized cost savings in 2018 and another $25 million in 2019.

•                  Synchronoss retires over 50% of its convertible debt, resulting in the dismissal of the litigation brought by those debt holders.

•                  Synchronoss decides to pay in cash and not issue additional shares for the payment of a third-quarter dividend on its convertible preferred stock.

•                  Synchronoss’s digital platform, DXP, has received exceptional market reception with the integration of the honeybee acquisition, as evident by more than 10 customer proofs of concept currently up and running.

“Synchronoss delivered on its promise to return to growth and profitability in the third quarter,” said Glenn Lurie, President and CEO of Synchronoss. “Our sequential quarterly revenue growth and positive adjusted EBITDA of $4.5 million were driven by improving trends across all parts of our business. Our adjusted EBITDA includes a one-time expense of $4.9 million. Excluding that one-time expense from a prior quarter, normalized adjusted EBITDA was $9.4 million with an EBITDA margin of 11.2% for the third quarter. We also continue to take actions to strengthen our balance sheet, including retiring over 50% of our convertible debt, which resulted in the dismissal of the litigation brought by those debt holders, and staying on track to deliver the targeted cost savings initiatives.”

David Clark, CFO of Synchronoss, said: “Our improved business performance, highlighted by positive EBITDA, strengthens our confidence in our business and has led us to take actions to de-lever our balance sheet by purchasing just over half of our outstanding convertible notes. Even with those actions, we still expect to end the year with a healthy cash balance of between $170 and $180 million.”

Lurie added, “We are pleased that Synchronoss delivered on its commitments and we reaffirm our financial guidance for the year. Our digital, cloud, messaging and IoT platforms are solving some of the most important challenges that TMT companies are facing as they compete in an increasingly digital and consumer-centric world. We have made significant progress and are confident that as we execute on opportunities we are targeting, we will continue to drive growth and profitability in the fourth quarter this year and beyond.”

Financial Highlights for the Third Quarter of 2018

GAAP

•                  Total Revenue: $83.3 million compared to $76.7 million in the second quarter of 2018 and $91.0 million in the third quarter of 2017.

•                  Gross Profit: $39.6 million compared to $37.2 million in the second quarter of 2018 and $45.4 million in the third quarter of 2017.

•                  Operating Loss: ($34.6 million) compared to ($43.1 million) in the second quarter 2018 and ($36.1 million) in the third quarter of 2017.

•                  Net Loss Attributable to Synchronoss: ($54.5 million) compared to ($47.3 million) in the second quarter of 2018 and ($35.1 million) in the third quarter of 2017.

•                  Loss per Diluted Share: ($1.38) compared to ($1.20) in the second quarter of 2018 and ($0.78) in the third quarter of 2017.

Non-GAAP

•                  Gross Profit: $40.6 million, or $45.5 million adjusting for the one-time expense of $4.9 million, compared to $38.5 million in the second quarter of 2018 and $46.9 million in the third quarter of 2017.

•                  Operating Income/Loss: ($10.7 million), or ($5.8 million) adjusting for the one-time expense of $4.9 million, compared to ($15.0 million) in the second quarter of 2018 and ($10.9 million) in the third quarter of 2017.

•                  Adjusted EBITDA: $4.5 million, or $9.4 million adjusting for the one-time expense of $4.9 million, compared to $ 0.0 million in the second quarter of 2018 and $4.3 million in the third quarter of 2017.

•                  Net Income/Loss Attributable to Synchronoss: ($33.5 million), or ($28.6 million) adjusting for the one-time expense of $4.9 million, compared to ($19.0 million) in the second quarter of 2018 and ($32.0 million) in the third quarter of 2017.

•                  Earnings/Loss per Diluted Share: ($0.84), or ($0.72) adjusting for the one-time expense of $4.9 million, compared to ($0.48) in the second quarter of 2018 and ($0.71) in the third quarter of 2017.

A reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release. An explanation of these measures is included below under the heading “Non-GAAP Financial Measures.”

Conference Call Details

Synchronoss will host a conference call on Wednesday, Nov. 7, 2018, at 4:30 p.m. Eastern Time to discuss the company’s financial results. To access this call, dial 877-407-9208 in the United States or +1 201-493-6784  outside the United States. The passcode for the call is 13684255. Additionally, a live webcast of the conference call will be available on the Investor Relations page of the company’s website.

Following the conference call, a replay will be available for a limited time at 844-512-2921 in the United States or +1 412-317-6671 outside the United States. The replay passcode is 13684255. An archived webcast of this conference call will be available on the Investor Relations page of the company’s website.

Non-GAAP Financial Measures

Synchronoss has provided in this release selected financial information that has not been prepared in accordance with GAAP. This information includes historical non-GAAP revenues, gross profit, operating income (loss), net income (loss), effective tax rate, earnings (loss) per share and cash flows from operating activities. Synchronoss uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Synchronoss’ ongoing operational performance. Synchronoss believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends, and in comparing its financial results with other companies in Synchronoss’ industry, many of which present similar non-GAAP financial measures to investors. As noted, the non-GAAP financial results discussed above add back the deferred revenue write-down associated with acquisitions, fair value stock-based compensation expense, acquisition-related costs which includes integration costs, changes in the contingent consideration obligation, deferred compensation expense related to earn outs and amortization of intangibles associated with acquisitions.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures as detailed above. As previously mentioned, a reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release.

About Synchronoss Technologies, Inc.

Synchronoss transforms the way companies create new revenue, reduce costs and delight their subscribers with cloud, messaging, digital and IoT products, supporting hundreds of millions of subscribers across the globe. Synchronoss’ secure, scalable and groundbreaking new technologies, trusted partnerships, and talented people change the way TMT customers grow their businesses. For more information, visit us at www.synchronoss.com.

Forward-looking Statements

This press release includes statements concerning Synchronoss and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “believes,” “potential” or “continue” or other similar expressions are intended to identify forward-looking statements. Synchronoss has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions including, without limitation, risks relating to the Company’s ability to sustain or increase revenue from its larger customers and generate revenue from new customers, the Company’s expectations regarding expenses and revenue, the sufficiency of the Company’s cash resources and its ability to satisfy or refinance its existing debt obligations, the Company’s growth strategies, the anticipated trends and challenges in the business and the market in which the Company operates, the Company’s expectations regarding federal, state and foreign regulatory requirements, the pending lawsuits against the Company described in its most recent SEC filings, and other risks and factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2017 and Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2018, which are on file with the SEC and available on the SEC’s website at www.sec.gov. The company does not undertake any obligation to update any forward-looking statements contained in this press release as a result of new information, future events or otherwise.

Source: Synchronoss Technologies, Inc.

Investors:
ICR

Brian Denyeau, +1 646-277-1251

investor@synchronoss.com

Media:

CCGroup
US: Diane Rose, +1 727-238-7567
International: Alex Sowden +44 20 3824 9208

synchronoss@ccgrouppr.com

SYNCHRONOSS TECHNOLOGIES, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	September 30, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$222,438	$156,299
Restricted cash	4,377	89,826
Marketable securities	6,989	3,111
Accounts receivable, net of allowances of $3,492 and $3,107 at September 30, 2018 and December 31, 2017, respectively	52,617	78,186
Prepaid expenses	46,922	33,957
Other current assets	14,115	9,600
Total current assets	347,458	370,979
Marketable securities	8,716	—
Property and equipment, net	80,519	111,825
Goodwill	234,480	237,303
Intangible assets, net	117,448	132,167
Other assets	8,940	5,236
Note receivable from related party	66,089	73,984
Equity method investment	30,694	33,917
Total assets	$894,344	$965,411

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$14,300	$5,959
Accrued expenses	53,794	72,739
Deferred revenues, current	54,046	75,829
Short-term debt	228,764	—
Mandatorily redeemable financial instrument	—	37,959
Total current liabilities	350,904	192,486
Lease financing obligation	10,006	11,183
Convertible debt, net of debt issuance costs	—	227,704
Deferred tax liabilities	12,109	13,735
Deferred revenues, non-current	29,815	25,241
Other liabilities	11,329	6,195
Redeemable noncontrolling interest	12,500	25,280
Commitments and contingencies (Note 12)
Series A Convertible Participating Perpetual Preferred Stock, $0.0001 par value; 10,000 shares authorized; 195 shares issued and outstanding at September 30, 2018	176,160	—

Stockholders’ equity:
Common stock, $0.0001 par value; 100,000 shares authorized, 49,817 and 52,024 shares issued; 42,655 and 46,965 outstanding at September 30, 2018 and December 31, 2017, respectively	5	5
Treasury stock, at cost (7,162 and 5,059 shares at September 30, 2018 and December 31, 2017, respectively)	(82,087)	(105,584)
Additional paid-in capital	561,144	597,553
Accumulated other comprehensive loss	(30,557)	(23,373)
Accumulated deficit	(156,984)	(5,014)
Total stockholders’ equity	291,521	463,587
Total liabilities and stockholders’ equity	$894,344	$965,411

SYNCHRONOSS TECHNOLOGIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,
	2018	2017

Net revenues	$83,286	$91,015
Costs and expenses:
Cost of revenues	43,714	45,576
Research and development	18,684	20,926
Selling, general and administrative	27,320	34,881
Restructuring charges	4,539	2,312
Depreciation and amortization	23,658	23,459
Total costs and expenses	117,915	127,154
Loss from continuing operations	(34,629)	(36,139)
Interest income	203	3,274
Interest expense	(1,370)	(25,555)
Other expense, net	(13,439)	(256)
Equity method investment income	283	645
Loss from continuing operations, before taxes	(48,952)	(58,031)
Benefit for income taxes	2,308	12,825
Net loss from continuing operations	(46,644)	(45,206)
Net income from discontinued operations, net of tax	—	8,842
Net loss	(46,644)	(36,364)
Net (income) loss attributable to redeemable noncontrolling interests	(422)	1,276
Preferred stock dividend	(7,463)	—
Net loss attributable to Synchronoss	$(54,529)	$(35,088)

Basic:
Continuing operations	$(1.38)	$(0.98)
Discontinued operations	—	0.20
	$(1.38)	$(0.78)
Diluted:
Continuing operations	$(1.38)	$(0.98)
Discontinued operations	—	0.20
	$(1.38)	$(0.78)
Weighted-average common shares outstanding:
Basic	39,612	44,893
Diluted	39,612	44,893

SYNCHRONOSS TECHNOLOGIES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Nine Months Ended September 30,
	2018	2017

Operating activities:
Net loss from continuing operations	$(125,885)	$(113,266)
Net loss from discontinued operations	—	(14,067)

Adjustments to reconcile Net Loss to net cash used in operating activities:
Depreciation and amortization expense	70,330	71,098
Change in fair value of financial instruments	(3,849)	—
Amortization of debt issuance costs	1,060	12,523
Accrued PIK interest	(7,037)	(8,805)
Allowance for loan losses	18,225	—
Loss (earnings) from equity method investments	(71)	(1,626)
Loss (Gain) on disposals	277	(4,947)
Discontinued operations non-cash and working capital adjustments	—	68,377
Amortization of bond premium	75	219
Deferred income taxes	(1,648)	(8,937)
Stock-based compensation	22,040	14,427
Accounts receivable, net of allowance for doubtful accounts	28,789	24,029
Prepaid expenses and other current assets	(12,844)	(29,143)
Other assets	947	2,768
Accounts payable	8,195	(2,294)
Accrued expenses	(24,539)	(16,775)
Other liabilities	(3,886)	594
Deferred revenues	(30,841)	4,732
Net cash used in operating activities	(60,662)	(1,093)
Investing activities:
Purchases of fixed assets	(8,565)	(10,315)
Purchases of intangible assets and capitalized software	(11,012)	(7,848)
Proceeds from the sale of SpeechCycle	—	13,500
Purchases of marketable securities available for sale	(15,784)	(219)
Maturity of marketable securities available for sale	3,050	10,856
Equity investment distributions	—	608
Investing in discontinued operations	—	(11,429)
Investment in note receivable	—	(6,187)
Business acquired, net of cash	(9,734)	(815,008)
Net cash used in investing activities	(42,045)	(826,042)
Financing activities:
Share-based compensation-related proceeds, net of taxes paid on withholding shares	—	2,460
Taxes paid on withholding shares	—	(410)
Debt issuance costs related to the Credit Facility	—	(3,692)
Debt issuance cost related to amendment	—	(16,776)
Debt issuance costs related to long term debt	—	(19,887)
Proceeds from issuance of long term debt	—	900,000
Repayment of long term debt	—	(4,500)
Repayment of revolving line of credit	—	(29,000)
Proceeds from the sale of treasury stock in connection with an employee stock purchase plan	—	1,047
Proceeds from issuance of preferred stock	86,220	—
Payments on capital obligations	(1,018)	(2,244)
Net cash provided by financing activities	85,202	826,998
Effect of exchange rate changes on cash	(1,805)	4,938
Net decrease in cash, restricted cash and cash equivalents	(19,310)	4,801
Cash, restricted cash and cash equivalents, beginning of period	246,125	211,433
Cash, restricted cash and cash equivalents, end of period	$226,815	$216,234

Supplemental disclosures of non-cash investing and financing activities:
Issuance of common stock in connection with Intralinks acquisition	$—	$4,700
		—
Cash and cash equivalents per the Condensed Consolidated Balance Sheets	$222,438	$210,070
Restricted cash per the Condensed Consolidated Balance Sheets	4,377	6,164
Total cash, cash equivalents and restricted cash	$226,815	$216,234

SYNCHRONOSS TECHNOLOGIES, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL

(in thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,	Three Months Ended September 30,
	2018	2017
Non-GAAP financial measures and reconciliation:
GAAP Revenue	83,286	91,015
Less: Cost of revenues	43,714	45,576
GAAP Gross Profit	39,572	45,439
Add: Stock-based compensation expense	1,035	1,118
Add: Acquisition costs	—	—
Add: Integration	—	341
Non-GAAP Gross Profit	40,607	46,898
Non-GAAP Gross Margin	49%	52%

GAAP (loss) income from continuing operations	(34,629)	(36,139)
Add: Stock-based compensation expense	7,216	3,678
Add: Acquisition costs	38	30
Add: Restructuring	4,539	2,312
Add: Amortization expense	8,472	8,222
Add: Integration	—	1,569
Add: One-Time Expenses due to Restatement, etc.	3,638	9,438
Non-GAAP loss from continuing operations	(10,726)	(10,890)

GAAP Net (loss) income attributable to Synchronoss	(54,529)	(35,088)
Less: Net income from discontinued operations, net of taxes	—	8,842
Net (loss) income from continuing operations attributable to Synchronoss	(54,529)	(43,930)
Add: Stock-based compensation expense	7,216	3,678
Add: Acquisition costs	38	30
Add: Restructuring	4,539	2,312
Add: Amortization expense	8,472	8,222
Less: Non-GAAP Expenses attributable to Non-Controlling Interest	(523)	(466)
Add: One-Time Expenses due to Restatement, etc.	3,638	9,438
Add: Integration	—	1,569
Less: Income Tax Effect at Statutory Tax Rates	(2,308)	(12,825)
Non-GAAP net (loss) income from continuing operations attributable to Synchronoss	(33,457)	(31,972)

Diluted Non-GAAP net (loss) income from continuing operations per share	(0.84)	(0.71)

Weighted shares outstanding - Basic	39,612	44,893

SYNCHRONOSS TECHNOLOGIES, INC.

Consolidated Statement of Cash Flows

NON-GAAP Reconciliation

(in Thousands)

(Unaudited)

	Nine Months Ended September 30,	Nine Months Ended September 30,
	2018	2017

Net Cash (used in) provided by operating activities	(60,662)	(1,093)
Add: SW Capitalization	11,012	7,848
Add: Fixed Assets	8,565	10,315
Free Cashflow	(80,239)	(19,256)
Less: One-Time Restatement Expenses	19,608	15,277
Adjusted Free Cashflow	(60,631)	(3,979)

SYNCHRONOSS TECHNOLOGIES, INC.

Reconciliation of GAAP to NON-GAAP Financial Measures

(in thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,	Three Months Ended September 30,
	2018	2017

GAAP Income from Operations	(34,629)	(36,139)
Add: Stock based compensation	7,216	3,678
Add: Acquisition, Restructuring & Integration	4,577	3,911
Add: Depreciation & Amortization	23,658	23,459
Add: Restatement Expenses	3,638	9,438
Adjusted EBITDA	4,460	4,347